Exhibit 10.3
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                                WARRANT AGREEMENT

                                  by and among

                         AT&T WIRELESS SERVICES, INC.,


                                NTT DOCOMO, INC.


                                       and

                                   AT&T CORP.


















                          Dated as of December 20, 2000

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                                TABLE OF CONTENTS

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                                                                            Page

1.       DEFINITIONS...........................................................1


2.       ORIGINAL ISSUE OF WARRANTS............................................7

         2.1.     Form of Warrant Certificates.................................7
         2.2.     Execution and Delivery of Warrant Certificates...............7
         2.3.     Securities Act and Other Compliance..........................8

3.       UNDERLYING STOCK; EXERCISE PRICE AND WARRANT NUMBER; EXERCISE
         OF WARRANTS AND EXPIRATION OF WARRANTS................................9

         3.1.     Underlying Stock.............................................9
         3.2.     Exercise Price and Warrant Number............................9
         3.3.     Exercise of Warrants; Method of Exercise....................10
         3.4.     Restrictions on Underlying Stock Issuable upon Exercise.....11

4.       ADJUSTMENTS..........................................................12

         4.1.     Exercise Price and Warrant Number Adjustments...............12
         4.2.     Exercise Price Adjustments for Stapled Securities...........16
         4.3.     Adjustment for Fundamental Change...........................16
         4.4      Statements on Warrant Certificates..........................17
         4.5.     No Fractional Shares........................................17
         4.6.     Dividend or Interest Reinvestment Plans.....................17
         4.7.     Determinations by the Board of Directors....................17
         4.8.     Adjustments in Connection with the Spin-Off.................18

5.       WARRANT TRANSFER.....................................................18

         5.1.     Transferability of Warrants.................................18
         5.2.     Warrant Transfer Books......................................19

6.       REPURCHASE AND REDEMPTION............................................20

         6.1.     Redemption..................................................20
         6.2.     Repurchase..................................................20

7.       NO VOTING RIGHTS.....................................................21

         7.1.     No Voting Rights............................................21


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8.       COVENANTS............................................................21

         8.1.     Reservation of Underlying Stock for Issuance
                  on Exercise of Warrants.....................................21

9.       MISCELLANEOUS........................................................21

         9.1.     Payment of Taxes............................................21
         9.2.     Surrender of Certificates...................................22
         9.3.     Mutilated, Destroyed, Lost and Stolen Warrant Certificates..22
         9.4.     Notices.....................................................23
         9.5.     Amendments; Waiver..........................................23
         9.6.     Successors and Assigns......................................23
         9.7.     Governing Law...............................................23
         9.8.     Arbitration.................................................23
         9.9      Entire Agreement............................................25
         9.10.    Severability................................................25
         9.11.    Submission to Jurisdiction; Waivers.........................25
         9.12.    Waiver of Immunity..........................................26
         9.13.    Counterparts................................................26
         9.14.    Interpretation..............................................26
         9.15.    Termination as to AT&T......................................26
         9.16.    Substitution for AT&T Wireless..............................27
         9.17     Waiver of Jury Trial........................................27
         9.18     Effectiveness of this Agreement.............................27
         9.19     No Third Party Beneficiaries................................27


EXHIBIT A - Form of Warrant Certificate (New Tracking Stock)

EXHIBIT B - Form of Warrant Certificate (Current Wireless Tracking Stock)

EXHIBIT C - Form of Warrant Certificate (AT&T Wireless Common Stock)


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                                WARRANT AGREEMENT

                               -----------------

          WARRANT AGREEMENT (this "Agreement"), by and among AT&T Corp., a New York corporation ("AT&T"), AT&T Wireless Services, Inc., a Delaware corporation and a wholly-owned subsidiary of AT&T ("AT&T Wireless"), and NTT DoCoMo, Inc., a company incorporated under the laws of Japan ("DoCoMo"), dated as of December 20, 2000, but effective and binding upon the parties only as specified in
Section 9.18.

          WHEREAS, AT&T, AT&T Wireless and DoCoMo have entered into a Letter Agreement, dated November 30, 2000 (including the Term Sheet and other schedules and attachments thereto, the "Letter Agreement"), that sets forth the agreements among the parties for an investment by DoCoMo in the Wireless Group and, after the Spin-off, in AT&T Wireless, and a related mobile multimedia alliance;

          WHEREAS, AT&T, AT&T Wireless and DoCoMo have entered into a Securities Purchase Agreement, dated as of December 20, 2000 (as it may be amended from time to time, the "Purchase Agreement"), pursuant to which, among other things, AT&T Wireless is issuing and selling to DoCoMo, and DoCoMo is purchasing from AT&T Wireless, 83,496.546 warrants (the "Warrants"), evidenced by a certificate in the form attached hereto as Exhibit A (the "Warrant Certificate"), each Warrant entitling DoCoMo to purchase one share of New Tracking Stock at $17,500 per share, subject to the terms and conditions hereof and thereof, and subject to adjustment or exchange as provided herein;

          WHEREAS, the Letter Agreement contemplates that the agreements contained therein would be superseded by definitive agreements, including (1) the Purchase Agreement, (2) the Investor Agreement and (3) this Agreement; and

          WHEREAS, AT&T Wireless, DoCoMo and AT&T desire to establish in this Agreement certain terms and conditions concerning the Warrants.

          NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the parties hereto, AT&T Wireless, DoCoMo and, subject to Section 9.15, AT&T each hereby agrees as follows:

1.     DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings:

          "Agreement" shall have the meaning assigned in the preamble hereto.

          "Arbitration Claims" shall have the meaning assigned in Section 9.8.

          "AT&T" shall have the meaning assigned in the preamble hereto.

          "AT&T Wireless" shall have the meaning assigned in the preamble hereto.

          "AT&T Wireless Common Stock" shall mean the shares of common stock, par value $.01 per share, of AT&T Wireless as of and following the Spin-off.

          "Board of Directors" shall mean the Board of Directors of AT&T Wireless, unless the context relates to New Tracking Stock or Current Wireless Tracking Stock, in which case such term shall mean the Board of Directors of AT&T (and including, in each case, any committee of such Board of Directors duly authorized to act on behalf of such Board of Directors).

          "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of AT&T Wireless to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to DoCoMo promptly following adoption of such resolutions.

          "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York City or Tokyo, Japan, or any other day on which commercial banks in those locations are authorized or required by law or government decree to close.

          "Certificate of Amendment" shall mean the Certificate of Amendment creating the New Tracking Stock, in the form set forth as Exhibit A to the Purchase Agreement.

          "Closing Date" shall have the meaning assigned in the Purchase Agreement.

          "Closing Price" of any Underlying Stock on any day shall mean the last reported per share sale price, regular way, of the Underlying Stock on such day, or, in case no such sale takes place on such day, the average of the reported closing per share bid and asked prices, regular way, of the Underlying Stock on such day, in each case on the New York Stock Exchange, Inc. or, if the Underlying Stock is not listed or admitted to trading on the New York Stock Exchange, Inc., on the principal national securities exchange or quotation system on which the Underlying Stock is listed or admitted to trading or quoted, or, if the Underlying Stock is not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of the Underlying Stock on such day in the over-the-counter market as reported by a generally accepted national quotation service or, if not so available in such manner, as furnished by any New York Stock Exchange, Inc. member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (whose good faith determination shall be conclusive and binding and described in a Board Resolution).

          "Conversion Rate Adjustment" shall have the meaning assigned in
Section 4.1.

          "Corporate Office" shall mean the principal office of AT&T Wireless at which at any particular time its business shall be administered, which at the date hereof is 7277 164th Avenue, Northeast, Redmond, Washington 98501.

          "Cost of Carry" shall have the meaning assigned in the Investor Agreement.

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          "Current Market Price" on any date in question shall mean the average of the daily Closing Prices for the relevant class of Underlying Stock for the 20 consecutive Trading Days ending on the day before the date in question.

          "Current Wireless Tracking Stock" shall mean Wireless Group Common Stock, par value $1.00 per share, of AT&T.

          "Designee" shall have the meaning assigned in Section 5.1(a). Each Person that is a Designee at any relevant time shall be deemed to be a party to this Agreement for all purposes hereof.

          "Dividend Reinvestment Plan" shall mean a plan allowing holders of Underlying Stock to reinvest their cash dividends to purchase additional shares of Underlying Stock (or allowing holders of Underlying Stock to reinvest their cash dividends and invest additional cash to purchase additional shares of Underlying Stock), on terms and conditions that are, in the good faith judgment of the Board of Directors (which good faith judgment shall be conclusive and described in a resolution of the Board of Directors), conventional for plans of such type.

          "DoCoMo" shall have the meaning assigned in the preamble hereto. For purposes of any provision hereof relating to the ownership of Warrants and the rights and obligations attendant thereto, the term "DoCoMo" shall also include any Person that is a Designee at the relevant time, became such in accordance with Section 5.1(a) hereof, and has executed and is a party to this Agreement.

          "Economic Interests" in AT&T Wireless or the Wireless Group shall have the meaning assigned in the Investor Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

          "Exchange Offer" shall have the meaning assigned in the Investor Agreement.

          "Exercise Price" shall have the meaning assigned in Section 3.2 subject to adjustment from time to time as set forth herein.

          "Expiration Date" shall mean the earlier of (a) the fifth anniversary of the Issue Date (or if such day is not a Trading Day, the next succeeding Trading Day) or (b) the redemption, cancellation or repurchase of the Warrants.

          "Fundamental Change" shall mean any transaction or event pursuant to which all or substantially all of the relevant class of Underlying Stock shall be exchanged for, converted into or acquired for or constitute the right to receive securities, cash or other property (whether by means of a tender or exchange offer, redemption, reclassification, consolidation, merger, sale or other disposition of all or substantially all of the assets of the Issuer, compulsory share exchange, liquidation or otherwise); provided that none of the following shall constitute a Fundamental Change: (a) the conversion of all or any shares of New Tracking Stock


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into shares of Current Wireless Tracking Stock, (b) the conversion or redemption of Current Wireless Tracking Stock into or in exchange for AT&T Wireless Common Stock in the Spin-off, (c) the conversion of AT&T's Retained Wireless Interest into any tracking or direct equity interest in AT&T Wireless, (d) the Exchange Offer, or (e) the Spin-off and the transactions contemplated thereby. In the case of a Fundamental Change involving more than one such transaction or event, for purposes of adjusting exercise rights as set forth herein, such Fundamental Change shall be deemed to have occurred when substantially all of the Underlying Stock shall be exchanged for, converted into or acquired for or constitute the right to receive securities, cash or other property, but the adjustment shall be based upon the highest weighted average of consideration per share that a holder of Underlying Stock could have received in such transactions or events as a result of which more than 50% of the Underlying Stock shall have been exchanged for, converted into or acquired for or constitute the right to receive securities, cash or other property.

          "Holder" shall mean a person in whose name a Warrant is registered in the Warrant Transfer Books, as provided herein.

          "Investor Agreement" shall mean the Investor Agreement, dated as of December 20, 2000, by and among AT&T Wireless, DoCoMo and AT&T.

          "Issue Date" shall mean the date on which the Warrants are issued, which shall be the Closing Date.

          "Issuer" shall mean AT&T, with respect to New Tracking Stock and Current Wireless Tracking Stock, and AT&T Wireless, with respect to AT&T Wireless Common Stock, as the case may be.

          "Letter Agreement" shall have the meaning assigned in the recitals hereto.

          "New Tracking Stock" shall mean shares of Wireless Group Preferred Tracking Stock, par value $1.00 per share, of AT&T having the terms set forth in the Certificate of Amendment.

          "No Spin-off Right" shall have the meaning assigned in the Investor Agreement.

          "Number of Shares" of any class of Underlying Stock (i) for New Tracking Stock or AT&T Wireless Common Stock, shall mean the number of shares of such class of stock issued and outstanding at the relevant time and not held in treasury, and (ii) for Current Wireless Tracking Stock, shall mean the denominator of the Wireless Group Allocation Fraction at the relevant time.

          "Ordinary Distribution Amount" shall mean, in connection with a distribution by AT&T or AT&T Wireless, by dividend or otherwise, to all or substantially all holders of any class of Underlying Stock payable exclusively in cash (other than pursuant to a Fundamental Change), as contemplated by
Section 4.1(e), the annualized amount (e.g., for a regular quarterly dividend, four times such amount) of the regular cash dividend paid on each share of such class of Underlying Stock on the immediately preceding regular dividend payment date with respect


                                       -4-
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thereto multiplied by the Number of Shares of such class of Underlying Stock outstanding on the date fixed for such distribution.

          "Per Share Distribution Amount" shall mean, with respect to any distribution, (i) the cash paid in such distribution less the Ordinary Distribution Amount divided by (ii) the Number of Shares of Underlying Stock of the relevant class on which such distribution is paid.

          "Per Share Premium Amount" shall mean, with respect to any tender or exchange offer, (i) the Premium Amount paid as part of such tender or exchange offer divided by (ii) the Post-Tender Offer Number of Underlying Shares.

          "Permitted Redemption" shall have the meaning assigned in Section 6.1(a).

          "Person" shall mean a legal person, including any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, limited liability company or unincorporated association or any other entity or organization, including a government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Post-Tender Offer Number of Underlying Shares" shall mean, with respect to any tender or exchange offer in respect of any class of Underlying Stock, the Number of Shares of Underlying Stock outstanding at the close of business on the date of expiration of such tender or exchange offer (before giving effect to the acquisition of shares of Underlying Stock pursuant thereto) minus the number of shares of such class of Underlying Stock acquired pursuant thereto.

          "Premium Amount" shall mean, with respect to any tender or exchange offer, (i) the Tender Consideration paid in such tender or exchange offer minus
(ii) the product of the Current Market Price on the expiration date of such tender or exchange offer multiplied by the number of shares of Underlying Stock acquired pursuant to such tender or exchange offer.

          "Pre-Spin Exercise Price" shall have the meaning assigned in Section 3.2(b).

          "Pre-Spin Warrant Number" shall have the meaning assigned in Section 3.2(b).

          "Purchase Agreement" shall have the meaning assigned in the recitals hereto.

          "Purchase Form" shall have the meaning assigned in Section 3.3(a).

          "Purchase Price" shall have the meaning assigned in Section 3.3(a).

          "Redemption Date" shall have the meaning assigned in Section 6.1(b).

          "Related Agreements" shall mean the Purchase Agreement, the Investor Agreement, that certain letter agreement, dated as of November 30, 2000, executed and delivered among DoCoMo, AT&T and AT&T Wireless concurrently with the execution and delivery of the Letter Agreement, that certain roaming side letter, dated the date hereof,

                                       -5-

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executed and delivered among DoCoMo, AT&T and AT&T Wireless (and any letters or schedules referred to therein) and the Certificate of Amendment.

          "Retained Wireless Interest" shall have the meaning assigned in the Investor Agreement.

          "Securities Act" shall mean the Securities Act of 1933, and any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

          "Separation Agreements" shall have the meaning assigned in the Investor Agreement.

          "Separation Event" shall mean in the context of Stapled Securities, a redemption, termination of rights or other specified event that results in a Stapled Security to trade independently of the security to which it was previously attached.

          "Spin-off" shall have the meaning assigned in the Investor Agreement. For all purposes of this Agreement, the Spin-off shall not be a "transaction contemplated by this Agreement."

          "Spin-off Exchange Ratio" shall mean the number (which may be a fraction) of shares of AT&T Wireless Common Stock into which or for which each share of Current Wireless Tracking Stock is converted or redeemed and exchanged in the Spin-off.

          "Stapled Securities" shall mean securities issued under any plan or agreement providing in substance that, until a Separation Event, (i) a specified number of such securities will appertain to each share of Underlying Stock then issued or to be issued in the future (including shares issued upon the exercise of Warrants) and (ii) each such security will be evidenced or represented by the certificate representing the share of Underlying Stock to which it appertains and will automatically trade with such share.

          "Subsidiary" means, with respect to any Person, any other Person more than fifty percent (50%) of the shares of the voting stock or other voting interests of which are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries; provided, however, that for so long as At Home or Liberty Media, as the case may be, has any public stockholders (directly, or through a tracking stock or similar concept), At Home or Liberty Media, as the case may be, and their respective Subsidiaries shall not be treated as or deemed to be Subsidiaries of AT&T or of any of AT&T's Subsidiaries or Affiliates for purposes hereof. A Subsidiary that is directly or indirectly wholly owned by another Person except for directors' qualifying shares shall be deemed wholly owned for the purposes of this Agreement.

          "Technology Default Right" shall have the meaning assigned in the Investor Agreement.


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          "Tender Consideration" shall mean, with respect to any tender or exchange offer, the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of all non-cash consideration paid in respect of such tender or exchange offer.

          "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system or in the over-the-counter market used to determine Closing Prices for the Underlying Stock.

          "Transfer" shall have the meaning assigned in the Investor Agreement.

          "Underlying Stock" shall have the meaning assigned in Section 3.1.

          "Warrant Certificate" shall have the meaning assigned in the recitals to this Agreement.

          "Warrant Number" shall have the meaning assigned in Section 3.2, subject to adjustment from time to time as set forth herein.

          "Warrant Transfer Books" shall have the meaning assigned in Section 5.2(a).

          "Warrants" shall have the meaning assigned in the recitals to this Agreement. Where the context requires, the term shall include any Warrants issued in exchange for the initially issued Warrants in accordance with the provisions of this Agreement.

          "Wireless Group" shall have the meaning assigned in the Certificate of Incorporation of AT&T, as amended.

          "Wireless Group Allocation Fraction" shall have the meaning assigned in the Certificate of Incorporation of AT&T, as amended.

2.    ORIGINAL ISSUE OF WARRANTS.
      --------------------------

          2.1. Form of Warrant Certificates. The Warrant Certificates shall initially be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the Issue Date and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as provided in Section 2.3 and as required by AT&T Wireless's certificate of incorporation or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed.

          2.2. Execution and Delivery of Warrant Certificates. (a) On the Issue Date, a single Warrant Certificate evidencing 83,496.546 Warrants shall be executed by AT&T Wireless and delivered to DoCoMo. Any additional Warrant Certificates that may be issued by AT&T Wireless in connection with the Transfer of Warrants or the exchange or replacement of Warrant Certificates as provided herein shall be executed on behalf of AT&T Wireless by any duly authorized officer of AT&T Wireless, either manually or by facsimile signature printed


                                       -7-
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thereon. In case any officer of AT&T Wireless whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of AT&T Wireless before delivery to DoCoMo, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such person had not ceased to be such officer of AT&T Wireless.

          (b) Upon any change that may occur from time to time (including, but not limited to, as a result of Transfer of Warrants to any Person other than DoCoMo and its Designees, the conversion by DoCoMo of its shares of New Tracking Stock into Current Wireless Tracking Stock, and the consummation of the Spin-off) in the security constituting the Underlying Stock of any Warrant in accordance with Section 3.1 hereof, AT&T Wireless shall promptly (but in any event within five (5) Business Days of such change) issue a new Warrant Certificate in registered form and substantially in the form attached hereto as Exhibit B (if the Underlying Stock is Current Wireless Tracking Stock) or Exhibit C (if the Underlying Stock is AT&T Wireless Common Stock), in substitution for any Warrant Certificate that, as a result of such change, refers to a security other than the security that is the Underlying Stock with respect to such Warrant. Any such new Warrant Certificate shall indicate an Exercise Price and Warrant Number calculated in accordance with Section 3.2 hereof.

          (c) Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement and those set forth in the Warrant Certificate, to purchase, for each Warrant represented thereby, a number of shares of Underlying Stock equal to the Warrant Number; provided, however, that the Exercise Price and Warrant Number shall be subject to adjustment as provided in Section 4 hereof.

          2.3. Securities Act and Other Compliance. (a) Each Warrant Certificate shall bear the following legend:

                  THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF [INSERT TITLE OF UNDERLYING STOCK] OR OTHER SECURITIES ISSUED ON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. PURSUANT TO SECTION 2.3 OF THE WARRANT AGREEMENT UNDER WHICH THESE WARRANTS WERE ISSUED, AT&T WIRELESS SERVICES, INC. ("AT&T WIRELESS") MAY REQUIRE, IN CONNECTION WITH AND AS A CONDITION TO ANY PROPOSED REGISTRATION OF TRANSFER OF ANY WARRANT CERTIFICATE, AN OPINION OF COUNSEL STATING THAT THE PROPOSED TRANSFER OF WARRANTS IS ENTITLED TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND


                                       -8-
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                  SUPPORTING CERTIFICATES AS TO FACTUAL MATTERS FROM THE
                  PROPOSED TRANSFEROR AND TRANSFEREE, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AT&T WIRELESS.

                  THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF UNDERLYING STOCK OR OTHER SECURITIES ISSUED ON EXERCISE THEREOF ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE WARRANT AGREEMENT, DATED AS OF DECEMBER 20, 2000 AND THE INVESTOR AGREEMENT, DATED AS OF DECEMBER 20, 2000, AMONG AT&T CORP., AT&T WIRELESS AND NTT DOCOMO, INC. AND ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY OTHER THAN IN ACCORDANCE WITH THE TERMS OF THIS WARRANT CERTIFICATE AND THOSE AGREEMENTS IS NULL AND VOID.

          (b) AT&T Wireless shall not register the Transfer of any Warrants unless it has received evidence reasonably satisfactory in form and substance to it that the proposed Transfer complies with this Agreement and the Investor Agreement and is entitled to an exemption from the registration requirements of the Securities Act. Such evidence may include in AT&T Wireless's discretion a written opinion of its counsel stating that the proposed Transfer of Warrant Certificates is entitled to an exemption from the registration requirements of the Securities Act and supporting certifications as to factual matters from the proposed transferor and transferee, all in form and substance reasonably satisfactory to AT&T Wireless and the transferor.

3. UNDERLYING STOCK; EXERCISE PRICE AND WARRANT NUMBER; EXERCISE OF WARRANTS AND EXPIRATION OF WARRANTS.

          3.1. Underlying Stock. (a) Prior to consummation of the Spin-off, the Underlying Stock shall be New Tracking Stock, except that (i) with respect to any Warrant held by any Person other than DoCoMo or any of its Designees, and
(ii) with respect to any Warrants held by DoCoMo or any of its Designees following conversion by DoCoMo or any of its Designees of any shares of New Tracking Stock into shares of Current Wireless Tracking Stock, the Underlying Stock shall be Current Wireless Tracking Stock.

          (b) From and after consummation of the Spin-off, the Underlying Stock shall be AT&T Wireless Common Stock.

          3.2. Exercise Price and Warrant Number. Subject to the provisions of this Agreement, each Holder of a Warrant or fraction thereof shall have the right to purchase, upon exercise of each whole Warrant, the number (the "Warrant Number") of shares of Underlying Stock at the exercise price per share (the "Exercise Price") set forth below, in each case subject to adjustment as provided in Section 4:

          (a) if the Underlying Stock is New Tracking Stock, the Warrant Number per whole Warrant shall initially be one, and the Exercise Price shall initially be $17,500;


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


          (b) if the Underlying Stock is Current Wireless Tracking Stock, the Warrant Number per whole Warrant shall initially be 500 (as adjusted in accordance with Section 4, the "Pre-Spin Warrant Number"), and the Exercise Price shall initially be $35 (as adjusted in accordance with Section 4, the "Pre-Spin Exercise Price"); and

          (c) if the Underlying Stock is AT&T Wireless Common Stock, the Warrant Number shall initially be a number equal to the Pre-Spin Warrant Number multiplied by the Spin-off Exchange Ratio, and the Exercise Price shall initially be the Pre-Spin Exercise Price divided by the Spin-off Exchange Ratio (rounded to the nearest cent).

          3.3. Exercise of Warrants; Method of Exercise. (a) At any time after the Issue Date, the Warrants may be exercised by the Holders thereof, in whole or in part, at any time, or from time to time, but in no event later than 5:00 p.m., New York time on the Expiration Date, by presentation and surrender of the Warrant Certificate evidencing such Warrants during any Business Day to AT&T Wireless at the Corporate Office (or such other office or agency of AT&T Wireless in the United States as it may designate by notice in writing to each Holder at the address of such Holder appearing in the Warrant Transfer Books), with the form on the reverse of or attached to the Warrant Certificate (the "Purchase Form") duly executed, accompanied by payment of an amount equal to the aggregate Exercise Price for the number of Warrants exercised as specified in such Purchase Form (the "Purchase Price"). The Purchase Price shall be paid in United States dollars by wire transfer of immediately available funds to an account or accounts designated by AT&T Wireless from time to time (which information may be obtained by contacting AT&T Wireless at the Corporate Office).

          (b) Upon exercise of a Warrant or fraction thereof and payment of the Purchase Price in conformity with Section 3.3(a), AT&T Wireless shall as promptly as practicable issue to the Holder of such Warrant certificate(s) for, or other appropriate evidence of ownership of, the shares of Underlying Stock (or other securities or property (including money)) to which such Holder is entitled upon exercise of such Warrant surrendered (as specified in the Purchase
Form), registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such certificates or other evidence of ownership and any other securities or property (including any money) to the Holder, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.5, if applicable. Any such certificate delivered shall bear appropriate legends as provided in Section 3.4.

          (c) Upon receipt by AT&T Wireless of a Warrant Certificate surrendered in proper form for exercise, together with the payment of the Purchase Price therefor, in each case as provided by this Section 3.3, the Holder thereof shall be deemed to be the holder of record of the shares of Underlying Stock (or other securities or property (including money)) issuable upon such exercise of the Warrants evidenced by such Warrant Certificate, effective as of 9:00 a.m., New York time, on the date of such exercise, notwithstanding that the Warrant Transfer Books shall then be closed or that certificates representing such shares of Underlying Stock (or other securities or property (including money)) shall not then be actually delivered to the Holder.

          (d) In the event any Warrant Certificate is surrendered upon the exercise of a portion, but not all, of the Warrants represented thereby, then AT&T Wireless shall issue to such surrendering Holder a new Warrant Certificate, in substitution of such surrendered Warrant Certificate, representing a number of Warrants equal to the difference between the number of Warrants represented by the Warrant Certificate so surrendered and the number of Warrants exercised in the exercise giving rise to such surrender.

          (e) Except to the extent AT&T Wireless has failed to perform its obligations hereunder to be performed on or prior to the Expiration Date or expressly provided to be performed after the Expiration Date, this Agreement shall expire and all obligations set forth herein shall terminate at 5:00 p.m., New York time, on the Expiration Date.

          3.4. Restrictions on Underlying Stock Issuable upon Exercise. (a) Each share of Underlying Stock to be issued upon exercise of Warrants shall bear the following legend:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE ISSUER OF THESE SECURITIES MAY REQUIRE, IN CONNECTION WITH AND AS A CONDITION TO ANY PROPOSED TRANSFER OF THESE SECURITIES, AN OPINION OF COUNSEL STATING THAT THE PROPOSED TRANSFER IS ENTITLED TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUPPORTING CERTIFICATES AS TO FACTUAL MATTERS FROM THE PROPOSED TRANSFEROR AND TRANSFEREE, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES.

          (b) In addition to the legend referred to in Section 3.4(a), each share of Underlying Stock to be issued to DoCoMo or its Designees upon exercise of Warrants shall bear the following legend:

                  THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE INVESTOR AGREEMENT, DATED AS OF DECEMBER 20, 2000 AMONG AT&T CORP., AT&T WIRELESS SERVICES, INC. AND NTT DOCOMO, INC. AND ANY TRANSFER OF THESE SECURITIES OTHER THAN IN ACCORDANCE WITH THE TERMS OF THAT AGREEMENT IS NULL AND VOID.

          (c) The holder of any certificate(s) bearing any such legend referencing restrictions under the Securities Act shall be entitled to receive from AT&T Wireless (and, if applicable, AT&T shall make available to AT&T Wireless for the purpose thereof) new certificates for a like number of shares of such stock not bearing such legend upon the request of such holder and upon
(i) such time as the restrictions under the Investor Agreement are no longer applicable, with respect to restrictions related to the Investor Agreement, and
(ii) delivery of an opinion of counsel to such holder, which opinion is reasonably satisfactory in form and substance to AT&T or to AT&T Wireless, as the case may be, and its counsel, that the restriction referenced in such legend is no longer required in order to ensure compliance with the Securities Act.

          (d) If shares of Underlying Stock to be issued upon exercise of Warrants are to be registered in a name other than that of the Holder of such Warrants, then the Person in whose name such shares of Underlying Stock are to be registered must deliver to AT&T Wireless a certificate reasonably satisfactory to AT&T Wireless and signed by such Person, as to compliance with the restrictions on Transfer applicable to such Warrants. AT&T Wireless shall not be required to register in a name other than that of the Holder shares of Underlying Stock issued upon exercise of any such Warrants not so accompanied by a properly completed certificate.

4.     ADJUSTMENTS.

          4.1. Exercise Price and Warrant Number Adjustments. The Exercise Price and Warrant Number of each unexercised Warrant shall be subject to adjustment as follows; provided that with respect to any Warrant at any time when the Underlying Stock is New Tracking Stock, no adjustment shall be made if, as a result of the event or occurrence that would otherwise give rise to an adjustment pursuant to this Section 4.1, an adjustment shall have been (or is to be) made to the Conversion Rate (as defined in the Certificate of Amendment) of the New Tracking Stock in accordance with Paragraph 7(e) of the Certificate of Amendment (a "Conversion Rate Adjustment"), which Conversion Rate Adjustment had (or will have) a substantially equivalent economic effect to the adjustments that would otherwise be required by this Section 4.1; and provided, further, that if any such Conversion Rate Adjustment does not have a substantially equivalent economic effect to the adjustments that would otherwise be required by this Section 4.1, then any adjustment pursuant to this Section 4.1 shall be limited such that the combined effect of the Conversion Rate Adjustment and the adjustment pursuant to this Section 4.1 results in an economic effect that is substantially equivalent to the economic effect that would have been achieved pursuant to this Section 4.1 if there had not been (or were not to be) any Conversion Rate Adjustment:

          (a) In case the Issuer shall pay or make a dividend or other distribution on any class of capital stock of the Issuer payable in shares of Underlying Stock, the Exercise Price with respect to such Underlying Stock in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the Number of Shares of Underlying Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such Number of Shares of Underlying Stock and the total number of shares constituting such dividend or other distribution of Underlying Stock, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. (For the purposes of determining adjustments to the Exercise Price as set forth herein, shares of Underlying Stock held in the treasury of the Issuer, and any dividends or distributions in respect thereof, shall be disregarded.)

          (b) In case the Issuer shall issue rights or warrants to all or substantially all holders of shares of Underlying Stock entitling them to subscribe for or purchase shares of Underlying Stock at a price per share less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants (other than pursuant to a distribution of rights under a shareholder rights plan of the Issuer in customary form or a Dividend Reinvestment Plan or a distribution of Stapled Securities), the Exercise Price with respect to such Underlying Stock in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Number of Shares of Underlying Stock outstanding at the close of business on the date fixed for such determination plus a number of shares of Underlying Stock equal to (x) the aggregate subscription or purchase price for the total number of shares of Underlying Stock so offered for subscription or purchase divided by (y) such Current Market Price and (ii) the denominator shall be the Number of Shares of Underlying Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Underlying Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case any rights or warrants referred to in this paragraph in respect of which an adjustment shall have been made shall expire unexercised, the Exercise Price shall be readjusted at the time of such expiration to the Exercise Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

          (c) In case outstanding shares of Underlying Stock shall be subdivided (including by split) into a greater number of shares of Underlying Stock, the Exercise Price with respect to such Underlying Stock in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Underlying Stock shall be combined into a smaller number of shares of Underlying Stock (including by reverse split), the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Issuer shall, by dividend or otherwise, distribute to all or substantially all holders of shares of Underlying Stock evidences of indebtedness, shares of capital stock of any class or series, other securities, cash or assets (other than Stapled Securities or Underlying Stock, or rights or warrants referred to in Section 4.1(b), and other than pursuant to a Fundamental Change or a dividend or distribution payable exclusively in cash), the Exercise Price with respect to such Underlying Stock in effect immediately prior to the close of business on the date fixed for the payment of such distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the Current Market Price of such Underlying Stock on the date fixed for such payment (appropriately adjusted in the event the ex-dividend date for such dividend or distribution is prior to the date fixed for payment) less the then fair market value (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive and described in a Board Resolution) of the portion of such evidences of indebtedness, shares of capital stock, other securities, cash and assets distributed per share of Underlying Stock and the denominator shall be such Current Market Price of such Underlying Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment. The Issuer shall use reasonable efforts to provide Holders of Warrants with reasonable advance notice (which shall be at least 10 Business Days, if reasonably practicable, prior to the record date) of any event that would give rise to an adjustment pursuant to this paragraph (d). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price for such purposes.

          (e) In case the Issuer shall, by dividend or otherwise, make a distribution to all or substantially all holders of shares of Underlying Stock payable exclusively in cash (other than pursuant to a Fundamental Change and other than pursuant to any regular quarterly dividend policy that may be established by a resolution adopted by the Board of Directors from time to time), the Exercise Price with respect to such Underlying Stock in effect immediately prior to the close of business on the date fixed for such payment shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the Current Market Price of such Underlying Stock on the date fixed for such payment (appropriately adjusted in the event the ex-dividend date for such dividend or distribution is prior to the date fixed for payment) less the Per Share Distribution Amount paid in such distribution and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment. The Issuer shall use reasonable efforts to provide Holders of Warrants with reasonable advance notice (which shall be at least 10 Business Days, if reasonably practicable, prior to the record date) of any event that would give rise to an adjustment pursuant to this paragraph (e).

          (f) In case the Issuer or any Subsidiary of the Issuer shall consummate a tender or exchange offer (other than an odd lot offer) for shares of Underlying Stock involving consideration in excess of 105% of the Current Market Price of such Underlying Stock as of the expiration of such tender or exchange offer, the Exercise Price with respect to such Underlying Stock in effect immediately prior to the close of business on the date of consummation of such tender or exchange offer shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be such Current Market Price less the Per Share Premium Amount paid in such tender or exchange offer and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date of expiration.

          (g) The Company may make such reductions in the Exercise Price, in addition to those required by the foregoing paragraphs, as it considers to be advisable to avoid or diminish any income tax to holders of Underlying Stock or rights to purchase Underlying

Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          (h) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (i) Whenever there shall be any change in the Exercise Price as herein provided, then there shall be an adjustment (rounded up to the nearest thousandth in the case of a fraction of a ten-thousandth of .5 or greater and rounded down to the nearest thousandth in the case of a fraction of less than a ten-thousandth of .5) in the Warrant Number, which adjustment shall become effective at the time such change in the Exercise Price becomes effective and shall be made by multiplying the Warrant Number in effect immediately before such change in the Exercise Price by a fraction the numerator of which is the Exercise Price immediately before such change and the denominator of which is the Exercise Price immediately after such changes.

          (j) Whenever the Exercise Price is adjusted as herein provided:

              (i) AT&T Wireless shall compute the adjusted Exercise Price and shall prepare and shall keep on file a certificate signed by the Treasurer of AT&T Wireless setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based;

             (ii) AT&T Wireless shall compute the adjusted Warrant Number pursuant to Section 4.1(i) and shall prepare and shall keep on file a certificate signed by the Treasurer of AT&T Wireless setting forth the adjusted Warrant Number and showing in reasonable detail the facts upon which such adjustment is based; and

            (iii) AT&T Wireless shall notify the Holders of record of the Warrants, at their last addresses as they shall appear in the Warrant Transfer Books, within five Business Days after consummation of the transaction triggering such adjustment, setting forth the adjusted Exercise Price and the adjusted Warrant Number and showing in each case in reasonable detail the facts upon which such adjustment is based.

          (k) With respect to any adjustments pursuant to this Section 4.1 that take effect following the date fixed for the determination of stockholders entitled to receive a dividend, distribution or other issuance, in the event such dividend, distribution or other issuance is abandoned without consummation, such adjustments shall be rescinded and the Exercise Price and the Warrant Number will be readjusted to the Exercise Price and Warrant Number that would have been in effect had such adjustments never been made. In the event a Holder exercises any Warrants following the effectiveness of any such adjustments but prior to consummation of the dividend, distribution or issuance giving rise to such adjustments, AT&T Wireless may withhold delivery to the Holder of a portion of the Underlying Stock (or other property) issuable on such exercise equal to the portion that would not have been issuable but for such adjustments, but shall deliver such withheld Underlying Stock (or other property) promptly upon consummation of such dividend, distribution or issuance.

          (l) If any action would require adjustment of the Exercise Price or the property for which Warrants are exercisable pursuant to more than one of the provisions described in this Section 4 in a manner such that such adjustments are duplicative, only one adjustment shall be made.

          4.2. Exercise Price Adjustments for Stapled Securities. (a) Prior to a Separation Event with respect to any Stapled Securities, such Stapled Securities will be deemed, for purposes of the adjustments contemplated hereby, to comprise part of the shares of Underlying Stock to which such Stapled Securities appertain, and, as a result, no separate adjustment will be made with respect to any distribution or issuance of such Stapled Securities.

          (b) If a Separation Event occurs with respect to any Stapled Securities, each Holder of Warrants shall thereafter be entitled to receive upon exercise of such Holder's Warrants, in addition to the shares of Underlying Stock issuable upon such exercise, the same rights to which such Holder would have been entitled under the Stapled Securities that would have appertained to such shares of Underlying Stock if such Holder had acquired such shares of Underlying Stock immediately before such Separation Event.

          4.3. Adjustment for Fundamental Change. In the event that the Issuer shall be a party to any Fundamental Change, then lawful provisions shall be made as part of the terms of such Fundamental Change whereby each Holder of Warrants then outstanding shall have the right thereafter (subject to the availability of legally available funds to the extent required by applicable law) to exercise such Warrants only for the kind and amount of securities, cash and other property receivable upon such Fundamental Change by a holder of the number of shares of Underlying Stock for which such Warrants could have been exercised immediately prior to such Fundamental Change. In such event, the Exercise Price in effect immediately prior to such Fundamental Change shall become the Exercise Price immediately after such Fundamental Change with respect to the kind and amount of securities, cash and other property receivable upon such Fundamental Change by a holder of one share of Underlying Stock. The Issuer, or the person formed by the applicable consolidation or resulting from the applicable merger or that acquires the applicable assets or AT&T Wireless's shares, as the case may be, pursuant to such Fundamental Change shall make lawful provisions to establish such right and to provide for adjustments that, for events subsequent to consummation of such Fundamental Change, shall be as nearly equivalent as may be practicable to the adjustments provided for herein, and the Issuer agrees that it will not be a party to or permit such Fundamental Change to occur unless such provisions are so made as a part of the terms thereof. The substance of this paragraph shall similarly apply to successive Fundamental Changes.

          4.4. Statements on Warrant Certificates. Irrespective of any adjustment in the Exercise Price or Warrant Number, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issued pursuant to this Agreement (or issued pursuant to Section 2.2(b)), it being understood that the Exercise Price and Warrant Number recorded in the records of AT&T Wireless pursuant to Section 4.1(j) hereof shall at all times govern and be binding upon any Holder of a Warrant Certificate; provided that, upon the request of any Holder, AT&T Wireless shall issue, upon presentation and surrender by the Holder of the Warrant Certificate representing Warrants at the Corporate Office (or such other office or agency of AT&T Wireless in the United States as it may designate by notice in writing to each Holder at the address of such Holder appearing in the Warrant Transfer Books), a new Warrant Certificate reflecting the as-then-adjusted Exercise Price and the as-then-adjusted Warrant Number.

          4.5. No Fractional Shares. When the Underlying Stock is Current Wireless Tracking Stock or AT&T Wireless Common Stock, no fractional shares of Underlying Stock will be issued as a result of an exercise of Warrants by a Holder, but in lieu thereof, AT&T Wireless shall pay to the Holder a cash adjustment in an amount equal to the same fraction of the Current Market Price of such fractional interest on the exercise date. Fractional shares will be issued as a result of an exercise of Warrants when New Tracking Stock is the Underlying Stock, and there shall be no cash adjustment unless otherwise agreed between the Issuer and the Holder.

          4.6. Dividend or Interest Reinvestment Plans. Notwithstanding anything to the contrary in this Section 4, the issuance of any shares of Underlying Stock pursuant to any a Dividend Reinvestment Plan or other plan providing for the reinvestment of dividends or interest payable on securities of AT&T or AT&T Wireless and the investment of additional optional amounts in shares of Underlying Stock under any such plan, and the issuance of any shares of Underlying Stock or options or rights to purchase such shares pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of AT&T or AT&T Wireless or its subsidiaries, or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Warrants were first issued, shall not be deemed to constitute an issuance of Underlying Stock or exercisable, exchangeable or convertible securities by AT&T or AT&T Wireless to which any of the adjustment provisions described above applies. There shall also be no adjustment of the Exercise Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of AT&T or AT&T Wireless except as specifically described in this Section 4.

          4.7. Determinations by the Board of Directors. The determination of the Board of Directors in good faith (expressed in a Board Resolution) as to the proper application of the provisions of Sections 4.1 through 4.6 shall be conclusive and binding on all parties for all purposes.

          4.8. Adjustments in Connection with the Spin-Off. Anything in this
Section 4 or this Agreement notwithstanding, no adjustment to the Warrant Number or Exercise Price shall be made as a result of the Exchange Offer, or as a result of the Spin-off and the transactions contemplated thereby (including, without limitation (a) the conversion of all or any shares of New Tracking Stock into shares of Current AT&T Wireless Tracking Stock, (b) the conversion or redemption of Current Wireless Tracking Stock into or in exchange for AT&T Wireless Common Stock, (c) the conversion of AT&T's Retained Wireless Interest into any tracking or direct equity interest in AT&T Wireless, and (d) the distribution of shares of AT&T

Wireless Common Stock to holders of common stock of AT&T) other than the operation of Section 3.2(c) hereof in accordance with its terms.

5.  WARRANT TRANSFER.

          5.1. Transferability of Warrants. (a) Without the prior written consent of AT&T (prior to the Spin-off) or AT&T Wireless (following the Spin-off), the Warrants shall not be Transferable for a period of 18 months following the Issue Date (except as otherwise provided below), except for Transfers by DoCoMo to any directly or indirectly wholly owned Subsidiary of DoCoMo (each such transferee, a "Designee"); provided that prior to such Transfer such Designee agree in writing with AT&T Wireless to itself be bound by all the provisions of this Agreement as if such transferee were DoCoMo. Nothing in this Section 5.1(a) shall limit DoCoMo's right to make Transfers in accordance with and to the extent provided in Sections 4.3 and 4.4 of the Investor Agreement. In the event that during the initial 18-month period any Designee ceases to be such a directly or indirectly wholly owned Subsidiary, then any prior Transfer to such Subsidiary shall immediately become null and void and ownership and titled to any securities previously Transferred to such Subsidiary shall revert to DoCoMo.

          (b) The foregoing notwithstanding, DoCoMo may Transfer Warrants without AT&T or AT&T Wireless's prior written consent prior to the expiration of 18 months following the Issue Date, subject to the other provisions of this
Section 5.1, upon the occurrence of either of the following events: (i) a sale of all or substantially all the assets of the Wireless Group, or a merger, consolidation or similar business combination involving all or substantially all of the business of the Wireless Group, other than any such transaction in which the holders of the Economic Interests in the Wireless Group as of immediately prior to the consummation of such transaction continue to hold, directly or indirectly, at least two-thirds of such Economic Interests in the Wireless Group or the successor corporation to the Wireless Group following such transaction, or (ii) the acquisition or acquisitions (including by merger or other similar transaction) of any business or assets by the Wireless Group (other than acquisitions of spectrum) after the Issue Date if the consideration paid by or on behalf of AT&T Wireless with respect to all such acquisitions exceeds $25 billion.

          (c) DoCoMo's rights under this Agreement (and, subject to its right to Transfer one demand registration right pursuant to Section 6.1(c) of the Investor Agreement, the Related Agreements) will not be transferable to any transferee of any Warrants, other than a transferee that is and remains a wholly owned Subsidiary of DoCoMo (and has entered into an agreement with AT&T Wireless as set forth in Section 5.1(a)).

          (d) Any provision hereof to the contrary notwithstanding, any attempted or purported Transfer that would result in the number of Holders of Warrants being greater than three (treating DoCoMo and its Designees as one Holder for the purposes of this Section 5.1(d)) shall be null and void, and AT&T Wireless shall have no obligation to register any such Transfer on the Warrant Transfer Books, to issue any Warrant Certificate in respect thereof or otherwise to recognize or acknowledge any such Transfer.

          (e) Any Warrant Certificate issued on the Issue Date or issued thereafter in respect of any Transfer shall bear a legend or legends referencing restrictions on Transfer of such shares under the Securities Act and under this Agreement.

          (f) The Transfer of any equity securities of any Designee to any Person other than DoCoMo or another wholly-owned Subsidiary of DoCoMo shall be deemed to be a Transfer of any Warrants held by any such Designee and shall be subject to all of the provisions related to Transfer of this Section 5 and of this Agreement generally.

          5.2. Warrant Transfer Books. (a) AT&T Wireless shall keep at the Corporate Office a register or registers (the "Warrant Transfer Books") in which, subject to such reasonable regulations as it may prescribe, AT&T Wireless shall provide for the registration of the Warrants and of Transfers or exchanges of Warrants, subject to Section 2.3. AT&T Wireless may rely conclusively on the Warrant Transfer Books to determine ownership of Warrants and entitlements relating thereto.

          (b) At the option of the Holder in connection with any Transfer permitted under this Section 5, Warrants may be exchanged at the Corporate Office. Whenever any Warrant Certificates are so surrendered for exchange, AT&T Wireless shall execute the Warrant Certificates that the Holder making the exchange is entitled to receive.

          (c) All Warrant Certificates issued upon any registration of Transfer or exchange of Warrants shall be the valid obligations of AT&T Wireless, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered upon such registration of Transfer or exchange.

          (d) Every Warrant Certificate presented or surrendered for registration of Transfer or for exchange shall (if so required by AT&T Wireless) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to AT&T Wireless duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (e) No service charge shall be made for any registration of Transfer or exchange of Warrants, but AT&T Wireless may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of Transfer or exchange of Warrants.

          (f) Only the registered Holder of a Warrant Certificate shall be treated by AT&T Wireless and all other Persons dealing therewith as the owner of such Warrant Certificate for any purpose and as the Person entitled to exercise the rights represented thereby, or to the Transfer thereof, when such holder shall be reflected as the Holder thereof on the Warrant Transfer Books, any notice to the contrary notwithstanding; and until such Transfer on such Warrant Transfer Books, AT&T Wireless may treat the registered Holder of such Warrant Certificate as the owner for all purposes.

6.     REPURCHASE AND REDEMPTION.

          6.1. Redemption. (a) In the event AT&T redeems outstanding shares of New Tracking Stock in accordance with either of Section 5(a) or 5(b) of the Certificate of

Amendment (either, a "Permitted Redemption"), AT&T Wireless shall redeem all (but not less than all) of the Warrants held by DoCoMo (and any Designee) substantially concurrently with such redemption of New Tracking Stock. In such event, the per Warrant redemption price payable by AT&T Wireless upon such redemption shall be equal to the sum of (i) $3,162.602 per share of New Tracking Stock for which such Warrant is exercisable, or $6.3252 per share of Current Wireless Tracking Stock for which such Warrant was exercisable immediately following the conversion by DoCoMo or any of its Designees of any shares of New Tracking Stock into shares of Current Wireless Tracking Stock (in each case, adjusted to reflect any stock split, reverse stock split, stock dividend or similar recapitalization of such shares) and (ii) interest on the amount set forth in clause (i) at a rate equal to the applicable Cost of Carry plus 3% per annum from the Issue Date of the Warrants to but not including the Redemption Date.

          (b) At such time or times as AT&T Wireless exercises its right to cause a Permitted Redemption, AT&T Wireless shall give notice of such redemption to DoCoMo by mailing by first-class mail a notice of such redemption, not less than 30 nor more than 60 days prior to the date fixed for such redemption (the "Redemption Date"), as provided in Section 9.4 hereof. Each such redemption notice shall specify the Redemption Date and the per share Warrant price applicable to such redemption, and shall state that the redemption price shall be paid upon surrender of a Warrant Certificate or Warrant Certificates representing such Warrants.

          (c) Before DoCoMo or any Designee shall be entitled to receive the redemption price with respect to its Warrants, DoCoMo and any Designee must surrender, at such office as AT&T Wireless shall specify, the Warrant Certificate or Warrant Certificates for such Warrants duly endorsed to AT&T Wireless or in blank or accompanied by proper instruments of transfer to AT&T Wireless or in blank, unless AT&T Wireless shall waive such requirements. AT&T Wireless shall, as soon as practicable after such surrender of Warrant Certificates, pay to DoCoMo the redemption price specified by Section 6.1(a).

          (d) From and after any Redemption Date, all rights of DoCoMo (and any Designee) as a holder of Warrants shall cease except for the right, upon surrender of the Warrant Certificate or Warrant Certificates representing such Warrants, to receive the redemption price with respect thereto.

          6.2. Repurchase. Solely when held by DoCoMo (or any Designee), the Warrants shall be subject to the Technology Default Right and the No-Spin-off Right, in each case in accordance with and as provided for in Sections 4.3 and 4.4, respectively, of the Investor Agreement.

7.     NO VOTING RIGHTS.

          7.1. No Voting Rights. Warrants shall have no voting rights with respect to AT&T or AT&T Wireless, and a Holder of a Warrant, as such, shall not be entitled to any rights of a stockholder of AT&T or AT&T Wireless, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of AT&T Wireless or any other matter or to receive any notice of any proceedings of AT&T Wireless.

8.     COVENANTS.

          8.1. Reservation of Underlying Stock for Issuance on Exercise of Warrants. (a) From the Issue Date until the earlier of the consummation of the Spin-off, the Expiration Date and the first date on which all of the Warrants have been exercised, repurchased or redeemed, AT&T hereby agrees: (i) that there shall be reserved for issuance and delivery upon exercise of the Warrants the number of shares of authorized but unissued shares of Underlying Stock, or other stock or securities deliverable pursuant to Section 4, as shall be required for issuance or delivery upon exercise of the Warrants and (ii) to make available to AT&T Wireless from time to time or upon request of AT&T Wireless in connection with any exercise of Warrants by any holder such number of Underlying Stock, or other stock or securities deliverable pursuant to Section 4, as shall be required for issuance or delivery upon exercise of the Warrants. Without limiting the generality of the foregoing, AT&T agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of Underlying Stock issuable upon exercise of the Warrants, AT&T will from time to time take all such action which may be necessary in order that AT&T may validly and legally issue fully paid and nonassessable shares of Underlying Stock at the Exercise Price as so adjusted.

          (b) From the consummation of the Spin-off until the earlier of the Expiration Date and the first date on which all of the Warrants have been exercised, repurchased or redeemed, AT&T Wireless hereby agrees that there shall be reserved for issuance and delivery upon exercise of the Warrants, free from preemptive rights, the number of shares of authorized but unissued shares of Underlying Stock, or other stock or securities deliverable pursuant to Section 4, as shall be required for issuance or delivery upon exercise of the Warrants. Without limiting the generality of the foregoing, AT&T Wireless agrees that before taking any action that would cause an adjustment reducing the Exercise Price below the then par value of Underlying Stock issuable upon exercise of the Warrants, AT&T Wireless will from time to time take all such action that may be necessary in order that AT&T Wireless may validly and legally issue fully paid and nonassessable shares of Underlying Stock at the Exercise Price as so adjusted.

9.   MISCELLANEOUS.

          9.1. Payment of Taxes. AT&T Wireless shall pay any and all stock transfer, documentary stamp and other taxes that may be payable in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by AT&T Wireless of any securities upon exercise of the Warrants with respect thereto. AT&T Wireless shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of Warrants or Underlying Stock or other securities in a name other than that in which Warrants with respect to which such shares of Underlying Stock or other securities are issued or delivered were registered, and shall not be required to make any such issuance or delivery unless and until the person otherwise entitled to such issuance or delivery has paid to AT&T Wireless the amount of any such tax or has established, to the satisfaction of AT&T Wireless, that such tax has been paid or is not payable.

          9.2. Surrender of Certificates. Any Warrant Certificate surrendered for exercise or purchase shall be promptly cancelled by AT&T Wireless and shall not be reissued. AT&T Wireless shall destroy such cancelled Warrant Certificates. AT&T Wireless promptly shall provide to AT&T a copy of each Warrant Certificate so cancelled and destroyed, and shall indemnify and hold AT&T harmless for any loss or liability (including any dilution or reduction in AT&T's Retained Wireless Interest) arising from any failure to cancel any Warrant that shall have been exercised, including from any Warrant being exercised more than once.

          9.3. Mutilated, Destroyed, Lost and Stolen Warrant Certificates. (a) If (i) any mutilated Warrant Certificate is surrendered to AT&T Wireless or (ii) AT&T Wireless receives evidence to its satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to AT&T Wireless (or, prior to consummation of the Spin-off, AT&T Wireless and AT&T) such security or indemnity as may be required by them to save it (or each of them) harmless, then, in the absence of notice to AT&T Wireless that such Warrant Certificate has been acquired by a bona fide purchaser, AT&T Wireless shall execute and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

          (b) Upon the issuance of any new Warrant Certificate under this
Section 9.3, AT&T Wireless may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to AT&T Wireless) in connection therewith.

          (c) Every new Warrant Certificate executed and delivered pursuant to this Section 9.3 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of AT&T Wireless, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

          (d) The provisions of this Section 9.3 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost, or stolen Warrant Certificates.

          9.4. Notices. Any notice required to be given by AT&T Wireless to any Holder pursuant to this Agreement shall be made by mailing by registered mail, return receipt requested, to the Holders at their respective addresses shown on the Warrant Transfer Books maintained by AT&T Wireless.

          9.5. Amendments; Waiver. This Agreement may be amended only by an agreement in writing executed by DoCoMo (on behalf of itself and all of its Designees), AT&T and AT&T Wireless; provided that, after the Spin-off, this Agreement may be amended by an agreement in writing executed by AT&T Wireless and DoCoMo (on behalf of itself and all of its Designees) to the extent (but only to the extent) such amendment does not affect any rights or obligations of AT&T. Any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          9.6. Successors and Assigns. Except as and to the extent set forth in
Section 5, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of each of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in violation of this Section 9.6 shall be void.

          9.7. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts executed in and to be performed entirely within such State, without giving effect to the conflicts of laws principles thereof that would govern, construe or enforce the Agreement under laws other than the State of New York.

          9.8. Arbitration. The parties encourage the prompt and equitable settlement of all controversies or claims between or among the parties arising out of or relating to this Agreement, the Purchase Agreement and the Investor Agreement including any claim based on or arising from an alleged tort, and agree as follows:

          (i) Any controversy or claim arising out of or relating to the above-referenced Agreements ("Arbitration Claims"), including Arbitration Claims arising under Article VI, shall be determined by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association or any successor organization thereof and Title 9 of the U.S. Arbitration Act in New York, New York.

          (ii) Within fifteen (15) days after the delivery in accordance with
Section 9.4 hereof by any party to the other (treating AT&T and AT&T Wireless as one party and treating DoCoMo and all Designees as one party) of written notice of the commencement of arbitration, each party shall select one person to act as an arbitrator; and the two selected shall select a third arbitrator within fifteen (15) days of the second arbitrator's appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association pursuant to its rules. Arbitration proceedings shall be conducted in the English language.

          (iii) The parties shall agree upon what, if any, discovery shall be permitted. If the parties do not agree on the extent and form of discovery within ten (10) days after the appointment of the third arbitrator, then there shall be neither discovery nor the issuance of subpoenas except as otherwise expressly directed in accordance with the unanimous determination of the arbitrators.

          (iv) The powers of the arbitrators to fashion remedies hereunder shall be no broader than the powers to award legal and equitable remedies available to a court, unless the parties expressly state elsewhere in the relevant above-referenced Agreements that the arbitrators may order broader or narrower legal and equitable remedies. The arbitrators shall not have the power to award any punitive damages, and each party expressly waives any claim thereto. This
Section 9.8 shall govern if any conflict arises between this Section and any other remedy terms in the above-referenced Agreements.

          (v) The arbitrators shall make their award within thirty (30) days after the conclusion of arbitration hearings. Subject to paragraph (vi) of this
Section 9.8, the award shall be final and binding, and judgment therein may be entered by any court having jurisdiction thereof.

          (vi) Within thirty (30) days after receipt of any award (which shall not be binding if an appeal is taken hereunder), any party (treating AT&T and AT&T Wireless as one party and treating DoCoMo and all Designees as one party) may notify the American Arbitration Association of its intent to appeal to a second three-arbitrator tribunal, selected in the same fashion as the initial tribunal (with the 15-day arbitrator selection period commencing on the first Business Day after such notification is received by the other party). At least two of the three appellate arbitrators shall be former judges of state or federal courts. The appeal tribunal shall be entitled to adopt the initial award as its own, modify the initial award or substitute its own award for the initial award. The appeal tribunal shall not modify or replace the initial award except for errors of law or because of clear and convincing factual errors. If an appeal is taken, the award of the appeal tribunal shall be final and binding, and judgment may be entered therein by any court having jurisdiction thereof. The review by the appeal tribunal will be completed and its order issued within thirty (30) days of the final submission of the parties to the panel.

          (vii) The parties (treating AT&T and AT&T Wireless as one party and treating DoCoMo and all Designees as one party) shall equally bear the costs and fees of the arbitration, including court reporter expenses, and each party shall bear its own legal expenses.

          (viii) The parties waive recourse to any court, including all courts in the United States and Japan, except for enforcement of this Section 9.8 for enforcement of any arbitral award hereunder.

          (ix) The duty of the parties to arbitrate any Arbitration Claim within the scope of this Section 9.8 shall survive the expiration or termination of this Agreement for any reason.

          9.9. Entire Agreement. This Agreement, the Related Agreements and the schedules and exhibits attached to any such documents constitute the entire agreement among DoCoMo, each Designee, AT&T and AT&T Wireless with respect to the subject matter hereof. This Agreement and the Related Agreements supersede all prior agreements with respect to the subject matter hereof, and supersede the Letter Agreement in its entirety.

          9.10. Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

          9.11. Submission to Jurisdiction; Waivers. Subject to the provisions of Section 9.8, each of the parties hereto (including each Designee) irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof, other than with respect to any dispute subject to arbitration under Section 9.8 (but including for enforcement of the arbitration provisions contained in Section 9.8 or any award resulting therefrom), brought by any other party hereto or its successors or assigns shall be brought and determined only in the United States District Court for the Southern District of New York, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, only in the courts of the State of New York. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with Section 9.4, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by the applicable law, that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

          9.12. Waiver of Immunity. DoCoMo and each Holder agrees that, to the extent that it or any of its Subsidiaries or any of its property or the property of its Subsidiaries is or becomes entitled to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of a government from any legal action, suit or proceeding or from set-off or counterclaim relating to this Agreement from the jurisdiction of any competent court or arbitrator, from service of process, from attachment prior to judgment, from attachment in aid of execution, from execution pursuant to a judgment or an arbitral award or from any other legal or arbitral process in any jurisdiction, it, for itself and its property, and for each of its Subsidiaries and its property, expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). DoCoMo and each other Holder of the type referred to in the first sentence of this paragraph agrees that the foregoing waiver is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. Section 1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against DoCoMo with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money).

          9.13. Counterparts. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.14. Interpretation. When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" and "including" are used in this Agreement, they are deemed to be followed by the words "without limitation." For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles in the United States, and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          9.15. Termination as to AT&T. Effective immediately upon consummation of the Spin-off, (i) AT&T shall be released and terminated as a party hereto, and except with respect to liabilities arising from any breach of this Agreement prior to the consummation of the Spin-off, shall have no further liability or obligation hereunder to any party hereto or any other Person hereby, and this Agreement shall no longer represent an agreement of AT&T enforceable against AT&T by any other Person and (ii) except with respect to liabilities arising from any breach of this Agreement prior to the consummation of the Spin-off, DoCoMo shall be released and have no further liability or obligation hereunder to AT&T, and this Agreement shall no longer represent an agreement enforceable by AT&T against DoCoMo or successor thereof.

          9.16. Substitution for AT&T Wireless. In the event the Spin-off is to be effected by spinning off an entity other than AT&T Wireless, AT&T shall cause the corporation that is the subject of the Spin-off (and that is to be the issuer of publicly traded common stock representing the former Wireless Group) to execute this Agreement. Upon such execution, such corporation shall be substituted for AT&T Wireless for all purposes of this Agreement and the Warrants, and all references herein and therein to AT&T Wireless Common Stock shall be deemed to refer to the publicly traded common stock of such corporation outstanding as of and following the Spin-off.

          9.17. Waiver of Jury Trial. Each party hereto hereby waives any right it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

          9.18. Effectiveness of this Agreement. The parties agree that this Agreement shall become effective on the Issue Date immediately upon issuance of the Warrants, and that prior thereto, neither this Agreement nor any provision of hereof shall be effective or binding upon any of the parties hereto (other than this Section 9.18), and each party agrees not to seek to enforce any provision of this Agreement (other than this Section 9.18) prior to, or with respect to the period prior to, the issuance on the Issue Date. In the event the Purchase Agreement is terminated without the Closing having occurred, this Agreement shall be terminated and shall be null and void, without any liability of any party, and shall be deemed by all parties as if it had not been executed by any of the parties.

          9.19. No Third Party Beneficiaries. Other than to the extent each Warrant and Warrant Certificate held by a Holder is subject to the rights, remedies, obligations or liabilities under or by reason of this Agreement contained in this Agreement, nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto or their respective successors (including, without limitation, each Designee and any successor to AT&T Wireless pursuant to Section 9.16), any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                AT&T WIRELESS SERVICES, INC.



                                By: /s/ John D. Zeglis
                                   ----------------------------------
                                   Name:   John D. Zeglis
                                   Title:  Chief Executive Officer


                                NTT DOCOMO, INC.



                                By: /s/ Keiji Tachikawa
                                   ----------------------------------
                                   Name:   Keiji Tachikawa
                                   Title:  President and Chief Executive Officer


                                AT&T CORP.



                                By: /s/ C. Michael Armstrong
                                   ----------------------------------
                                   Name:   C. Michael Armstrong
                                   Title:  Chairman & Chief Executive Officer








                      [Signature Page to Warrant Agreement]

          IN WITNESS WHEREOF, each Designee referred to on this page has caused this Agreement to be duly executed by its authorized officer as of the date indicated beneath its signature.

                                    Name of Designee #1:____________________
                                    By:________________________________________
                                         Name:
                                         Title:
                                         Date:




                                    Name of Designee #2:____________________
                                    By:________________________________________
                                         Name:
                                         Title:
                                         Date:









                 [Designee Signature Page to Warrant Agreement]

                                                                       EXHIBIT A

                                                                       ---------




                       FORM OF FACE OF WARRANT CERTIFICATE

THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF WIRELESS GROUP PREFERRED TRACKING STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1)
PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. PURSUANT TO SECTION 2.3 OF THE WARRANT AGREEMENT UNDER WHICH THESE WARRANTS WERE ISSUED, AT&T WIRELESS SERVICES, INC. ("AT&T WIRELESS") MAY REQUIRE, IN CONNECTION WITH AND AS A CONDITION TO ANY PROPOSED REGISTRATION OF TRANSFER OF ANY WARRANT CERTIFICATE, AN OPINION OF COUNSEL STATING THAT THE PROPOSED TRANSFER OF WARRANTS IS ENTITLED TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUPPORTING CERTIFICATES AS TO FACTUAL MATTERS FROM THE PROPOSED TRANSFEROR AND TRANSFEREE, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AT&T WIRELESS.

THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF WIRELESS GROUP PREFERRED TRACKING STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE WARRANT AGREEMENT, DATED AS OF DECEMBER 20, 2000, AND THE INVESTOR AGREEMENT, DATED AS OF DECEMBER 20, 2000, AMONG AT&T CORP., AT&T WIRELESS AND NTT DOCOMO, INC. AND ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY OTHER THAN IN ACCORDANCE WITH THE TERMS OF THIS WARRANT CERTIFICATE AND THOSE AGREEMENTS IS NULL AND VOID.

                              WARRANTS TO PURCHASE

                     WIRELESS GROUP PREFERRED TRACKING STOCK

                                       OF

                                   AT&T CORP.

No.  _____________         Certificate for _________ Warrants

          This certifies that ___________, or its registered assigns (each, a "Holder"), is the registered holder of the number of warrants (the "Warrants") set forth above. Each Warrant entitles its Holder, subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from AT&T Wireless Services, Inc., a Delaware corporation ("AT&T Wireless"), at any time prior to the Expiration Date (as defined herein), one (the "Warrant Number") fully paid and nonassessable share of preferred stock of AT&T Corp., a New York corporation ("AT&T") of the class designated as Wireless Group Preferred Tracking Stock, par value $1.00 per share (the "Underlying Stock"), at an exercise price of $17,500.00 per share (the "Exercise Price"), pursuant to each of the 83,496.546 Warrants evidenced hereby. The Warrant Number and the Exercise Price set forth and are subject to adjustment, the security constituting the Underlying Stock and the issuer thereof is subject to change, and this Warrant Certificate is subject to substitution or replacement to reflect any of the foregoing, in each case as set forth in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of December 20, 2000 (as amended or supplemented from time to time, the "Warrant Agreement"), between AT&T Wireless, NTT DoCoMo, Inc., a corporation organized under the laws of Japan ("DoCoMo"), and, with respect to certain provisions thereof, AT&T, and is subject to all terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance of this Warrant Certificate.

          The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate, as if set forth herein in whole. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of AT&T Wireless, AT&T and the Holders.

          Capitalized terms used but not defined in this Warrant Certificate shall have the meaning specified in the Warrant Agreement.

          Subject to the terms and conditions of the Warrant Agreement, the Warrants evidenced hereby shall be exercisable, in whole or in part, at any time, or from time to time, between the hours of 9:00 A.M. and 5:00 P.M., New York time, until January [__], 2006, or if such date is not a Trading Day, until the next succeeding Trading Day (the "Expiration Date"). The Warrants evidenced by this Warrant Certificate may not be exercised after 5:00 P.M., New York time, on the Expiration Date.

          All shares of Underlying Stock issuable upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          To exercise a Warrant, the Holder must present and surrender this Warrant Certificate at the Corporate Office (or such other office or agency of AT&T Wireless in the United States as it may designate by notice in writing to each Holder at the address of such Holder appearing in the Warrant Transfer Books), with the Purchase Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with the Purchase Price for the share(s) of Underlying Stock as to which the Warrant(s) evidenced by this Warrant Certificate are submitted for exercise. The Purchase

Price shall be paid in United States dollars by wire transfer of immediately available funds to an account or accounts designated by AT&T Wireless from time to time (which information may be obtained by contacting AT&T Wireless at the Corporate Office). AT&T Wireless shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by AT&T Wireless of any securities upon exercise of the Warrants. AT&T Wireless shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Underlying Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, AT&T Wireless shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to AT&T Wireless's satisfaction that no such tax or other charge is due.

          This Warrant Certificate and the rights hereunder are subject to Transfer restrictions set forth in the Warrant Agreement. To the extent transferable pursuant to the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the Holder hereof, in whole or in part, on the Warrant Transfer Books of AT&T Wireless upon surrender of this Warrant Certificate to AT&T Wireless for registration of transfer at the office maintained for this purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to AT&T Wireless and duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial Transfer, AT&T Wireless will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so Transferred.

          No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but AT&T Wireless may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Only the registered Holder of this Warrant Certificate registered in the Warrant Transfer Books shall be treated by AT&T Wireless and all other persons dealing therewith as the owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding; and until such Transfer on such Warrant Transfer Books, AT&T Wireless may treat the registered Holder thereof as the owner for all purposes.

          This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

          Copies of the Warrant Agreement are on file at the office of AT&T Wireless and may be obtained by writing to AT&T Wireless at the following address:

              7277 164th Avenue, Northeast
              Redmond, Washington  98501
              Attn:  General Counsel

Dated: _____________, 2001

                                                    AT&T WIRELESS SERVICES, INC.


                                                          By:___________________
                                                          Name:
                                                          Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                  PURCHASE FORM

                 (To be executed only upon exercise of Warrant)

To:     AT&T Wireless

          The undersigned hereby (1) irrevocably elects to exercise _________ Warrants to purchase _________ share(s) of Underlying Stock and hereby makes payment of the Purchase Price of $___________ (such payment being by wire transfer in immediately available funds), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to; (2) surrenders this Warrant Certificate and all right, title and interest therein to AT&T Wireless; and (3) directs that the shares of Underlying Stock deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified below.

Date:________________________

                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**

______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP);or (iv) in such other guarantee programs acceptable to AT&T Wireless.

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:





Street Address:





City, State and Zip Code:

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:



                                           Social
                                        Security or
                                           other
                                        Identifying
  Names of                                Number of                 Number of
  Assignees            Address           Assignee(s)                 Warrants
  ---------            -------          ------------                ---------
and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of ___________________ maintained for that purpose, with full power of substitution in the premises.

Date:_____________________
                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**









______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to AT&T Wireless.

                                                                       EXHIBIT B

                       FORM OF FACE OF WARRANT CERTIFICATE


THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF WIRELESS GROUP COMMON STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE
UNITED STATES AND OTHER JURISDICTIONS. PURSUANT TO SECTION 2.3 OF THE WARRANT AGREEMENT UNDER WHICH THESE WARRANTS WERE ISSUED, AT&T WIRELESS SERVICES, INC. ("AT&T WIRELESS") MAY REQUIRE, IN CONNECTION WITH AND AS A CONDITION TO ANY PROPOSED REGISTRATION OF TRANSFER OF ANY WARRANT CERTIFICATE, AN OPINION OF COUNSEL STATING THAT THE PROPOSED TRANSFER OF WARRANTS IS ENTITLED TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUPPORTING CERTIFICATES AS TO FACTUAL MATTERS FROM THE PROPOSED TRANSFEROR AND TRANSFEREE, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AT&T WIRELESS.

THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF WIRELESS GROUP COMMON STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE WARRANT AGREEMENT, DATED AS OF DECEMBER 20, 2000, AND THE INVESTOR AGREEMENT, DATED AS OF DECEMBER 20, 2000, AMONG AT&T CORP., AT&T WIRELESS AND NTT DOCOMO, INC. AND ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY OTHER THAN IN ACCORDANCE WITH THE TERMS OF THIS WARRANT CERTIFICATE AND THOSE AGREEMENTS IS NULL AND VOID.

                              WARRANTS TO PURCHASE
                          WIRELESS GROUP COMMON STOCK
                                       OF
                                   AT&T CORP.

No. _____________           Certificate for _________ Warrants

          This certifies that ___________, or its registered assigns (each, a "Holder"), is the registered holder of the number of warrants (the "Warrants") set forth above. Each Warrant entitles its Holder, subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from AT&T Wireless Services, Inc., a Delaware corporation ("AT&T Wireless"), at any time prior to the Expiration Date (as defined herein), five hundred (the "Warrant Number") fully paid and nonassessable shares of common stock of AT&T Corp., a New York corporation ("AT&T") of the class designated as Wireless Group Common Stock, par value $1.00 per share (the "Underlying Stock"), at an exercise price of $35.00 per share (the "Exercise Price"), pursuant to each of the ______ Warrants evidenced hereby. The Warrant Number and the Exercise Price set forth and are subject to adjustment, the security constituting the Underlying Stock and the issuer thereof is subject to change, and this Warrant Certificate is subject to substitution or replacement to reflect any of the foregoing, in each case as set forth in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of December 20, 2000 (as amended or supplemented from time to time, the "Warrant Agreement"), between AT&T Wireless, NTT DoCoMo, Inc., a corporation organized under the laws of Japan ("DoCoMo"), and, with respect to certain provisions thereof, AT&T, and is subject to all terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance of this Warrant Certificate.

          The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate, as if set forth herein in whole. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of AT&T Wireless, AT&T and the Holders.

          Capitalized terms used but not defined in this Warrant Certificate shall have the meaning specified in the Warrant Agreement.

          Subject to the terms and conditions of the Warrant Agreement, the Warrants evidenced hereby shall be exercisable, in whole or in part, at any time, or from time to time, between the hours of 9:00 A.M. and 5:00 P.M., New York time, until January [__], 2006, or if such date is not a Trading Day, until the next succeeding Trading Day (the "Expiration Date"). The Warrants evidenced by this Warrant Certificate may not be exercised after 5:00 P.M., New York time, on the Expiration Date.

          All shares of Underlying Stock issuable upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          To exercise a Warrant, the Holder must present and surrender this Warrant Certificate at the Corporate Office (or such other office or agency of AT&T Wireless in the United States as it may designate by notice in writing to each Holder at the address of such Holder appearing in the Warrant Transfer Books), with the Purchase Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with the Purchase Price for the share(s) of Underlying Stock as to which the Warrant(s) evidenced by this Warrant Certificate are submitted for exercise. The Purchase

Price shall be paid in United States dollars by wire transfer of immediately available funds to an account or accounts designated by AT&T Wireless from time to time (which information may be obtained by contacting AT&T Wireless at the Corporate Office). AT&T Wireless shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by AT&T Wireless of any securities upon exercise of the Warrants. AT&T Wireless shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Underlying Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, AT&T Wireless shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to AT&T Wireless's satisfaction that no such tax or other charge is due.

          This Warrant Certificate and the rights hereunder are subject to Transfer restrictions set forth in the Warrant Agreement. To the extent transferable pursuant to the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the Holder hereof, in whole or in part, on the Warrant Transfer Books of AT&T Wireless upon surrender of this Warrant Certificate to AT&T Wireless for registration of transfer at the office maintained for this purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to AT&T Wireless and duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial Transfer, AT&T Wireless will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so Transferred.

          No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but AT&T Wireless may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Only the registered Holder of this Warrant Certificate registered in the Warrant Transfer Books shall be treated by AT&T Wireless and all other persons dealing therewith as the owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding; and until such Transfer on such Warrant Transfer Books, AT&T Wireless may treat the registered Holder thereof as the owner for all purposes.

          This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

          Copies of the Warrant Agreement are on file at the office of AT&T Wireless and may be obtained by writing to AT&T Wireless at the following address:

               7277 164th Avenue, Northeast
               Redmond, Washington 98501
               Attn:  General Counsel

Dated: _____________, 2001

                                                    AT&T WIRELESS SERVICES, INC.


                                                           By:_________________
                                                           Name:
                                                           Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                 PURCHASE FORM

                 (To be executed only upon exercise of Warrant)

To:    AT&T Wireless

          The undersigned hereby (1) irrevocably elects to exercise _________ Warrants to purchase _________ share(s) of Underlying Stock and hereby makes payment of the Purchase Price of $___________ (such payment being by wire transfer in immediately available funds), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to; (2) surrenders this Warrant Certificate and all right, title and interest therein to AT&T Wireless; and (3) directs that the shares of Underlying Stock deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified below.

Date:_______________________

                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**



_______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to AT&T Wireless.

Securities and/or check to be issued to:






Please insert social security or identifying number:






Name:





Street Address:





City, State and Zip Code:

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:




                                           Social
                                        Security or
                                           other
                                        Identifying
  Names of                                Number of                 Number of
  Assignees            Address           Assignee(s)                 Warrants
  ---------            -------          ------------                ---------
and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of ___________________ maintained for that purpose, with full power of substitution in the premises.

Date:______________________

                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**


_______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to AT&T Wireless.

                                                                       EXHIBIT C

                      FORM OF FACE OF WARRANT CERTIFICATE


THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF AT&T WIRELESS COMMON STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
(2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. PURSUANT TO SECTION 2.3 OF THE WARRANT AGREEMENT UNDER WHICH THESE WARRANTS WERE ISSUED, AT&T WIRELESS SERVICES, INC. ("AT&T WIRELESS") MAY REQUIRE, IN CONNECTION WITH AND AS A CONDITION TO ANY PROPOSED REGISTRATION OF TRANSFER OF ANY WARRANT CERTIFICATE, AN OPINION OF COUNSEL STATING THAT THE PROPOSED TRANSFER OF WARRANTS IS ENTITLED TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUPPORTING CERTIFICATES AS TO FACTUAL MATTERS FROM THE PROPOSED TRANSFEROR AND TRANSFEREE, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AT&T WIRELESS.

THE WARRANTS EVIDENCED HEREBY AND ANY SHARES OF AT&T WIRELESS COMMON STOCK OR OTHER SECURITIES ISSUED ON EXERCISE HEREOF ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN THE WARRANT AGREEMENT, DATED AS OF DECEMBER 20, 2000, AND THE INVESTOR AGREEMENT, DATED AS OF DECEMBER 20, 2000, AMONG AT&T CORP., AT&T WIRELESS AND NTT DOCOMO, INC. AND ANY TRANSFER OF THE WARRANTS EVIDENCED HEREBY OTHER THAN IN ACCORDANCE WITH THE TERMS OF THIS WARRANT CERTIFICATE AND THOSE AGREEMENTS IS NULL AND VOID.

                              WARRANTS TO PURCHASE
                                  COMMON STOCK
                                       OF
                          AT&T WIRELESS SERVICES, INC.

No. _____________          Certificate for _________ Warrants

          This certifies that ___________, or its registered assigns (each, a "Holder"), is the registered holder of the number of warrants (the "Warrants") set forth above. Each Warrant entitles its Holder, subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from AT&T Wireless Services, Inc., a Delaware corporation ("AT&T Wireless"), at any time prior to the Expiration Date (as defined herein), [insert number calculated in accordance with Section 3.2(c) of the Warrant Agreement] (the "Warrant Number") fully paid and nonassessable shares of common stock of AT&T Wireless of the class designated as Common Stock, par value $0.01 per share (the "Underlying Stock"), at an exercise price of the result of (x) Pre-Spin Exercise Price divided by (y) the Spin-off Exchange Ratio per share (the "Exercise Price"), pursuant to each of the ______ Warrants evidenced hereby. The Warrant Number and the Exercise Price set forth and are subject to adjustment, the security constituting the Underlying Stock and the issuer thereof is subject to change, and this Warrant Certificate is subject to substitution or replacement to reflect any of the foregoing, in each case as set forth in the Warrant Agreement.

          This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of December 20, 2000 (as amended or supplemented from time to time, the "Warrant Agreement"), between AT&T Wireless, NTT DoCoMo, Inc., a corporation organized under the laws of Japan ("DoCoMo"), and, with respect to certain provisions thereof, AT&T, and is subject to all terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance of this Warrant Certificate.

          The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate, as if set forth herein in whole. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of AT&T Wireless, AT&T and the Holders.

          Capitalized terms used but not defined in this Warrant Certificate shall have the meaning specified in the Warrant Agreement.

          Subject to the terms and conditions of the Warrant Agreement, the Warrants evidenced hereby shall be exercisable, in whole or in part, at any time, or from time to time, between the hours of 9:00 A.M. and 5:00 P.M., New York time, until January [__], 2006, or if such date is not a Trading Day, until the next succeeding Trading Day (the "Expiration Date"). The Warrants evidenced by this Warrant Certificate may not be exercised after 5:00 P.M., New York time, on the Expiration Date.

          All shares of Underlying Stock issuable upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          To exercise a Warrant, the Holder must present and surrender this Warrant Certificate at the Corporate Office (or such other office or agency of AT&T Wireless in the United States as it may designate by notice in writing to each Holder at the address of such Holder appearing in the Warrant Transfer Books), with the Purchase Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with the Purchase Price for the share(s) of Underlying Stock as to which the

Warrant(s) evidenced by this Warrant Certificate are submitted for exercise. The Purchase Price shall be paid in United States dollars by wire transfer of immediately available funds to an account or accounts designated by AT&T Wireless from time to time (which information may be obtained by contacting AT&T Wireless at the Corporate Office). AT&T Wireless shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by AT&T Wireless of any securities upon exercise of the Warrants. AT&T Wireless shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Underlying Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, AT&T Wireless shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to AT&T Wireless's satisfaction that no such tax or other charge is due.

          This Warrant Certificate and the rights hereunder are subject to Transfer restrictions set forth in the Warrant Agreement. To the extent transferable pursuant to the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the Holder hereof, in whole or in part, on the Warrant Transfer Books of AT&T Wireless upon surrender of this Warrant Certificate to AT&T Wireless for registration of transfer at the office maintained for this purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to AT&T Wireless and duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial Transfer, AT&T Wireless will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so Transferred.

          No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but AT&T Wireless may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Only the registered Holder of this Warrant Certificate registered in the Warrant Transfer Books shall be treated by AT&T Wireless and all other persons dealing therewith as the owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding; and until such Transfer on such Warrant Transfer Books, AT&T Wireless may treat the registered Holder thereof as the owner for all purposes.

          This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

          Copies of the Warrant Agreement are on file at the office of AT&T Wireless and may be obtained by writing to AT&T Wireless at the following address:

               7277 164th Avenue, Northeast
               Redmond, Washington 98501
               Attn:  General Counsel

Dated: _____________, 2001

                                               AT&T WIRELESS SERVICES, INC.


                                                    By:________________________
                                                    Name:
                                                    Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                 PURCHASE FORM

                 (To be executed only upon exercise of Warrant)

To:      AT&T Wireless

          The undersigned hereby (1) irrevocably elects to exercise _________ Warrants to purchase _________ share(s) of Underlying Stock and hereby makes payment of the Purchase Price of $___________ (such payment being by wire transfer in immediately available funds), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to; (2) surrenders this Warrant Certificate and all right, title and interest therein to AT&T Wireless; and (3) directs that the shares of Underlying Stock deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified below.

Date:______________

                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**


_______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to AT&T Wireless.

Securities and/or check to be issued to:






Please insert social security or identifying number:







Name:





Street Address:





City, State and Zip Code:

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

                                           Social
                                        Security or
                                           other
                                        Identifying
  Names of                                Number of                 Number of
  Assignees            Address           Assignee(s)                 Warrants
  ---------            -------          ------------                ---------
and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of ___________________ maintained for that purpose, with full power of substitution in the premises.

Date:______________________

                                           ___________________________________*
                                          (Signature of Owner)

                                           ___________________________________
                                          (Street Address)

                                          ____________________________________
                                          (City)   (State)   (Zip Code)

                                          Signature Guaranteed by:

                                          ____________________________________**


_______________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to AT&T Wireless.

** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to AT&T Wireless.


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